UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2020 (March 9, 2020)

UNITED TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-00812	06-0570975
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Farm Springs Road
Farmington, Connecticut 06032
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)
(860) 728-7000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($1 par value) (CUSIP 913017 10 9)	UTX	New York Stock Exchange

1.125% Notes due 2021 (CUSIP 913017 CD9)	UTX 21D	New York Stock Exchange

1.250% Notes due 2023 (CUSIP U91301 AD0)	UTX 23	New York Stock Exchange

1.150% Notes due 2024 (CUSIP 913017 CU1)	UTX 24A	New York Stock Exchange

1.875% Notes due 2026 (CUSIP 913017 CE7)	UTX 26	New York Stock Exchange

2.150% Notes due 2030 (CUSIP 913017 CV9)	UTX 30	New York Stock Exchange

Floating Rate Notes due 2020 (CUSIP 913017 CT4)	UTX 20B	New York Stock Exchange

Item 1.01	Entry Into a Material Definitive Agreement.

On March 9, 2020, United Technologies Corporation (the “Company” or “UTC”), Light Merger Sub Corp. (“Merger Sub”) and Raytheon Company (“Raytheon”) entered into Amendment No. 1 (“Amendment No. 1”) to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of June 9, 2019, by and among UTC, Merger Sub and Raytheon.

As previously disclosed and pursuant to the Merger Agreement, effective as of the effective time of the merger of Merger Sub with and into Raytheon (the “Merger”), the board of directors of the Company will be comprised of 15 directors, of whom eight will be individuals who were members of the board of directors of the Company (including the Chief Executive Officer (“CEO”) of the Company) (collectively, the “UTC Continuing Directors”) immediately prior to the effective time of the Merger, and seven will be individuals who were members of the board of directors of Raytheon (the “Raytheon Board”) (including the CEO of Raytheon) immediately prior to the effective time of the Merger.

As described below in Item 5.02 of this Current Report on Form 8-K, on March 11, 2020, the Board of Directors of UTC (the “UTC Board”) accepted the resignation of two members from the UTC Board effective as of immediately prior to the effective time of, and contingent upon, the Merger, and the UTC Board appointed Mr. Robert (Kelly) Ortberg to fill the vacancy that will be created by one of the resignations and to serve on the UTC Board effective as of immediately prior to the effective time of, and contingent upon, the Merger. Because Mr. Ortberg, as Special Advisor to the Office of the Chairman & CEO of the Company, will not qualify as an “independent director” under the listing standards of the New York Stock Exchange (the “NYSE”) and the applicable rules of the Securities and Exchange Commission (the “SEC”), UTC, Merger Sub and Raytheon have entered into Amendment No. 1, which amends the Merger Agreement to provide that at least six, rather than all, of the seven UTC Continuing Directors (and other than the CEO of the Company) will qualify as an “independent director” under the listing standards of the NYSE and the applicable rules of the SEC, and to make certain related changes to the bylaws of the combined company attached to the Merger Agreement as Annex A in connection with this change.

Other than as expressly modified pursuant to Amendment No. 1, the Merger Agreement remains in full force and effect as originally executed on June 9, 2019. The foregoing description of Amendment No. 1 does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Amendment No. 1 attached hereto as Exhibit 2.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 11, 2020, in connection with the previously announced separation (the “Separation”) of UTC into three independent, publicly-traded companies, (1) UTC, which will combine with Raytheon in the Merger; (2) Otis Worldwide Corporation (“Otis”) and (3) Carrier Global Corporation (“Carrier”), Messrs. Christopher J. Kearney and Harold W. McGraw III, current directors of UTC, were appointed to serve on the Otis Board of Directors, and Messrs. John V. Faraci and Jean-Pierre Garnier, current directors of UTC, were appointed to serve on the Carrier Board of Directors, in each case effective as of immediately prior to the effective time of, and contingent upon, the applicable Distribution (as defined below). Accordingly, the UTC Board accepted their respective resignations from the UTC Board, in each case effective as of immediately prior to the effective time of, and contingent upon, the applicable Distribution.

Mrs. Ellen J. Kullman and Ms. Diane M. Bryant each recently assumed chief executive officer positions at outside companies. As a result of this increase in outside responsibilities, on March 11, 2020, the UTC Board accepted Mrs. Kullman’s and Ms. Bryant’s respective resignations from the UTC Board in each case effective as of immediately prior to the effective time of, and contingent upon, the Merger.

Additionally, pursuant to the previously announced Merger Agreement, as amended by Amendment No. 1, UTC and Raytheon agreed that, upon the completion of the Merger, the size of the UTC Board would be increased by two to a total of 15 directors, and, on March 11, 2020, the UTC Board appointed Messrs. Thomas A. Kennedy, George R. Oliver, Dinesh C. Paliwal, James A. Winnefeld, Jr. and Robert O. Work and Mmes. Tracy A. Atkinson and Ellen M. Pawlikowski (collectively, the “New Raytheon Directors”), each of whom is currently a member of the Raytheon Board, to fill the vacancies created by this increase, the departure of the four above-mentioned directors to Otis and Carrier, and the resignations of Mrs. Kullman and Ms. Bryant, in each case effective as of immediately prior to the effective time of, and contingent upon, completion of the Merger. Further, as described above, the UTC Board appointed Mr. Ortberg (collectively, with the New Raytheon Directors, the “New Directors”) to fill a vacancy resulting from the above-mentioned resignations and to serve on the UTC Board effective as of immediately prior to the effective time of, and contingent upon, the Merger.

The UTC Board has determined that each of Messrs. Oliver, Paliwal, Winnefeld, Jr. and Work and Mmes. Atkinson and Pawlikowski qualify as an “independent director” under the listing standards of the NYSE, the applicable rules of the SEC and the Company’s Director Independence Policy. Following the Merger, each of the seven New Raytheon Directors will be members of the UTC Board until the 2021 Annual Meeting of the Company (subject to his or her earlier resignation, removal or death) or (if not elected at that meeting) until his or her successor has been duly elected and qualified.

The New Raytheon Directors, other than Mr. Kennedy, will participate in the compensation program for non-employee directors as described in Exhibits 10.8, 10.9 and 10.10 to UTC’s Annual Report on Form 10-K (Commission file number 1-812) for the fiscal year ended December 31, 2019 and in Exhibit 10.1 to UTC’s Current Report on Form 8-K dated May 3, 2018. In connection with the Merger, the New Raytheon Directors will also receive certain payments and benefits pursuant to the terms of the Merger Agreement and their existing arrangements with Raytheon, and, in the case of Mr. Kennedy, his employment agreement with UTC, which are disclosed in the section of UTC’s Registration Statement on Form S-4 (No. 333-232696) filed with the SEC on July 17, 2019, as amended, entitled “Interests of Raytheon’s Directors and Executive Officers in the Merger.”

Mr. Kennedy’s daughter, Kelly Kennedy, is an employee of Collins Aerospace, a wholly-owned subsidiary of UTC. Ms. Kennedy was hired in January 2019, and in 2019, she received approximately $156,000 in total compensation, consisting of her salary and participation in employee benefit plans and programs generally made available to employees of similar responsibility levels. Other than as described in this Current Report on Form 8-K, there are no transactions to which UTC was or is a participant and in which the New Directors or any of their immediate family members has or will have any interest, that are required to be disclosed under Item 404(a) of Regulation S-K.

Item 8.01	Other Events.

On March 11, 2020, the UTC Board approved the completion of the Separation by means of pro rata distributions (the “Distributions”) by UTC of all of the outstanding common stock of each of Otis and Carrier, each of which is expected to be effective at 12:01 a.m. Eastern Time on April 3, 2020, to UTC shareowners of record as of the close of business on March 19, 2020 (the “Record Date”).

In the Distributions, each UTC shareowner will receive one share of Otis common stock for every two shares of UTC common stock, and one share of Carrier common stock for each share of UTC common stock, in each case held as of 5:00 p.m. EDT on the Record Date. Shareowners will receive cash in lieu of fractional shares of each of Otis common stock and Carrier common stock. UTC shareowners will retain their shares of UTC common stock.

The Separation and each Distribution are subject to the satisfaction or waiver of certain conditions, as more fully described in Otis’ Registration Statement on Form 10 (File No. 001-39221), as amended, and Carrier’s Registration Statement on Form 10 (File No. 001-39220), as amended, as applicable. The press release announcing certain details of the Separation and the Distributions is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

2.1
Amendment No. 1, dated March 9, 2020, to the Agreement and Plan of Merger, dated as of June 9, 2019, by and among by and among United Technologies Corporation, Light Merger Sub Corp. and Raytheon Company

99.1	Press Release issued by United Technologies Corporation on March 11, 2020

Cautionary Statement Regarding Forward-Looking Statements

This press release contains statements which, to the extent they are not statements of historical or present fact, constitute “forward-looking statements” under the securities laws. From time to time, oral or written forward-looking statements may also be included in other information released to the public. These forward-looking statements are intended to provide management’s current expectations or plans for our future operating and financial performance, based on assumptions currently believed to be valid. Forward-looking statements can be identified by the use of words such as “believe,” “expect,” “expectations,” “plans,” “strategy,” “prospects,” “estimate,” “project,” “target,” “anticipate,” “will,” “should,” “see,” “guidance,” “outlook,” “confident,” “on track” and other words of similar meaning. Forward-looking statements may include, among other things, statements relating to future sales, earnings, cash flow, results of operations, uses of cash, share repurchases, tax rates, R&D spend, other measures of financial performance, potential future plans, strategies or transactions, credit ratings and net indebtedness, other anticipated benefits of the Rockwell Collins acquisition, the proposed merger with Raytheon or the spin-offs by UTC of Otis and Carrier into separate independent companies (the “separation transactions”), including estimated synergies and customer cost savings resulting from the proposed merger with Raytheon, the expected timing of completion of the proposed merger and the separation transactions, estimated costs associated with such transactions and other statements that are not historical facts. All forward-looking statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the U.S. Private Securities Litigation Reform Act of 1995. Such risks, uncertainties and other factors include, without limitation: (1) the effect of economic conditions in the industries and markets in which UTC and Raytheon operate in the U.S. and globally and any changes therein, including financial market conditions, fluctuations in commodity prices, interest rates and foreign currency exchange rates, levels of end market demand in construction and in both the commercial and defense segments of the aerospace industry, levels of air travel, financial condition of commercial airlines, the impact of weather conditions, pandemic health issues and natural disasters and the financial condition of our customers and suppliers, and the risks associated with U.S. government sales (including changes or shifts in defense spending due to budgetary constraints, spending cuts resulting from sequestration, a government shutdown, or otherwise, and uncertain funding of programs); (2) challenges in the development, production, delivery, support, performance and realization of the anticipated benefits (including our expected returns under customer contracts) of advanced technologies and new products and services; (3) the scope, nature, impact or timing of the proposed merger with Raytheon and the separation transactions and other merger, acquisition and divestiture activity, including among other things the integration of or with other businesses and realization of synergies and opportunities for growth and innovation and incurrence of related costs and expenses; (4) future levels of indebtedness, including any indebtedness incurred in connection with the proposed merger with Raytheon and the separation transactions, and capital spending and research and development spending; (5) future availability of credit and factors that may affect such availability, including credit market conditions and our capital structure; (6) the timing and scope of future repurchases by the combined company of its common stock, which may be suspended at any time due to various factors, including market conditions and the level of other investing activities and uses of cash; (7) delays and disruption in delivery of materials and services from suppliers; (8) company and customer-directed cost reduction efforts and restructuring costs and savings and other consequences thereof (including the potential termination of U.S. government contracts and performance under undefinitized contract awards and the potential inability to recover termination costs); (9) new business and investment opportunities; (10) the ability to realize the intended benefits of organizational changes; (11) the anticipated benefits of diversification and balance of operations across product lines, regions and industries; (12) the outcome of legal proceedings, investigations and other contingencies; (13) pension plan assumptions and future contributions; (14) the impact of the negotiation of collective bargaining agreements and labor disputes; (15) the effect of changes in political conditions in the U.S. and other countries in which UTC, Raytheon and the businesses of each operate, including the effect of changes in U.S. trade policies or the U.K.’s withdrawal from the European Union, on general market conditions, global trade policies and currency exchange rates in the near term and beyond; (16) the effect of changes in tax (including U.S. tax reform enacted on December 22, 2017, which is commonly referred to as the Tax Cuts and Jobs Act of 2017), environmental, regulatory and other laws and regulations (including, among other things, export and import requirements such as the International Traffic in Arms Regulations and the Export Administration Regulations, anti-bribery and anti-corruption requirements, including the Foreign Corrupt Practices Act, industrial cooperation agreement obligations, and procurement and other regulations) in the U.S. and other countries in which UTC, Raytheon and the businesses of each operate; (17) negative effects of the announcement or pendency of the proposed merger or the separation transactions on the market price of UTC’s and/or Raytheon’s respective common stock and/or on their respective financial performance; (18) the ability of the parties to receive the required regulatory approvals for the proposed merger (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the transaction) and to satisfy the other conditions to the closing of the merger on a timely basis or at all; (19) the occurrence of events that may give rise to a right of UTC or Raytheon or both to terminate the merger agreement; (20) risks relating to the value of the UTC shares to be issued in the proposed merger with Raytheon, significant transaction costs and/or unknown liabilities; (21) the possibility that the anticipated benefits from the proposed merger with Raytheon cannot be realized in full or at all or may take longer to realize than expected, including risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; (22) risks associated with transaction-related litigation; (23) the possibility that costs or difficulties related to the integration of UTC’s and Raytheon’s operations will be greater than expected; (24) risks relating to completed merger, acquisition and divestiture activity, including UTC’s integration of Rockwell Collins, including the risk that the integration may be more difficult, time-consuming or costly than expected or may not result in the achievement of estimated synergies within the contemplated time frame or at all; (25) the ability of each of UTC, Raytheon and the companies resulting from the separation transactions and the combined company to retain and hire key personnel; (26) the expected benefits and timing of the separation transactions, and the risk that conditions to the separation transactions will not be satisfied and/or that the separation transactions will not be completed within the expected time frame, on the expected terms or at all; (27) the intended qualification of (i) the merger as a tax-free reorganization and (ii) the separation transactions as tax-free to UTC and UTC’s shareowners, in each case, for U.S. federal income tax purposes; (28) the possibility that any opinions, consents, approvals or rulings required in connection with the separation transactions will not be received or obtained within the expected time frame, on the expected terms or at all; (29) any financing transactions undertaken in connection with the proposed merger with Raytheon and the separation transactions and risks associated with additional indebtedness; (30) the risk that dissynergy costs, costs of restructuring transactions and other costs incurred in connection with the separation transactions will exceed UTC’s estimates; and (31) the impact of the proposed merger and the separation transactions on the respective businesses of UTC and Raytheon and the risk that the separation transactions may be more difficult, time-consuming or costly than expected, including the impact on UTC’s resources, systems, procedures and controls, diversion of its management’s attention and the impact on relationships with customers, suppliers, employees and other business counterparties. There can be no assurance that the proposed merger, the separation transactions or any other transaction described above will in fact be consummated in the manner described or at all. For additional information on identifying factors that may cause actual results to vary materially from those stated in forward-looking statements, see the joint proxy statement/prospectus (defined below) and the reports of UTC and Raytheon on Forms 10-K, 10-Q and 8-K filed with or furnished to the Securities and Exchange Commission (the “SEC”) from time to time. Any forward-looking statement speaks only as of the date on which it is made, and UTC assumes no obligation to update or revise such statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Additional Information and Where to Find It

In connection with the proposed merger, on September 4, 2019, UTC filed with the SEC an amendment to the registration statement on Form S-4 originally filed on July 17, 2019, which includes a joint proxy statement of UTC and Raytheon that also constitutes a prospectus of UTC (the “joint proxy statement/prospectus”). The registration statement was declared effective by the SEC on September 9, 2019, and UTC and Raytheon commenced mailing the joint proxy statement/prospectus to shareowners of UTC and stockholders of Raytheon on or about September 10, 2019. Each party will file other documents regarding the proposed merger with the SEC. In addition, in connection with the separation transactions, on February 7, 2020, Carrier Global Corporation and Otis Worldwide Corporation publicly filed their respective registration statements on Form 10, which had originally been confidentially submitted on August 9, 2019 and subsequently amended, and which initial public filing was amended on March 11, 2020 (the “Form 10s”). INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND FORM 10S AND OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain copies of the Form 10s and the joint proxy statement/prospectus free of charge from the SEC’s website or from UTC or, with respect to the joint proxy statement/prospectus, from Raytheon. The documents filed by UTC with the SEC may be obtained free of charge at UTC’s website at www.utc.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from UTC by requesting them by mail at UTC Corporate Secretary, 10 Farm Springs Road, Farmington, CT 06032, by telephone at 1-860-728-7870 or by email at corpsec@corphq.utc.com. The documents filed by Raytheon with the SEC may be obtained free of charge at Raytheon’s website at www.raytheon.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Raytheon by requesting them by mail at Raytheon Company, Investor Relations, 870 Winter Street, Waltham, MA 02451, by telephone at 1-781-522-5123 or by email at invest@raytheon.com.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED TECHNOLOGIES CORPORATION
(Registrant)

Date: March 13, 2020	By:	/s/ PETER J. GRABER-LIPPERMAN
Peter J. Graber-Lipperman
Corporate Vice President, Secretary and Associate General Counsel